Progressive Capital Accumulation Trust

                                   SUPPLEMENT

                             Dated November 15, 1999
           TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.


Management of the Trust

      The Current Prospectus and Statement of Additional Information of the Progressive Capital Accumulation Trust (the "Trust") indicates that the portfolio is managed by a team consisting of Paul Jaspard and Alain Jaspard. On October 30, 1999, Paul Jaspard died. Consequently, the Trust's portfolio is currently managed solely by Alain Jaspard. Alain Jaspard has been elected President of Progressive Investment Management, Inc., the Investment Advisor ("Progressive Investment").

      As a result of Paul  Jaspard's  death,  there  has  occurred  a  technical
"change of control" in Progressive Investment under federal regulations, although the Trust's and Progressive Investment's operations have not changed, and are not expected to change. This change of control has caused the Trust's Investment Advisory Contract to terminate. Pending approval by the Trust's shareholders, the Board has recommended and approved the continuation of Progressive Investment as the Trust's Investment Advisor under terms identical to those in the current Investment Advisory Contract. The Trust's Board of Directors will call a Special Meeting of Shareholders to approve the agreement.